SUBORDINATED CONVERTIBLE DEBENTURES DUE 2004

                  FOUR-YEAR WARRANTS TO PURCHASE COMMON SHARES

                  UNITS REPRESENTING COMMON SHARES AND WARRANTS
                            TO PURCHASE COMMON SHARES

                           GOLDEN STAR RESOURCES LTD.

                                AGENCY AGREEMENT

                                                                 August 16, 1999

TD Securities (USA) Inc.
31 West 57th Street
New York, New York
10019-6101
U.S.A.

Ladies and Gentlemen:

            Golden Star Resources Ltd. (the "Company") proposes to issue and sell to selected institutional investors (collectively, the "Investors") in a public offering (the "Offering") up to $10,000,000 aggregate amount of Securities (as defined below) consisting of 7.50% subordinated convertible debentures of the Company at par (the "Firm Debentures") or equity units (the "Firm Units") at $0.50, or both, and, at the election (the "Over-Allotment Option") of the Agent (as defined below), a total of up to an additional $2,000,000 aggregate amount of Securities consisting of 7.50% subordinated convertible debentures of the Company (the "Optional Debentures") or equity units (the "Optional Units") of the Company, or both (the Firm Debentures and the Optional Debentures being herein collectively called the "Debentures", and the Firm Units and the Optional Units being herein collectively called the "Units"). Each $1,000 principal amount of Debentures entitles the holder to warrants (the "Four-Year Warrants") exercisable for 200 of the Company's common shares ("Shares") at a price of $1.50 per Share until August 24, 2001 and $1.75 per Share for the remaining two years until August 24, 2003. Each Unit consists of one Share and one-half of one Share purchase warrant (the "Warrants"). Each whole Warrant entitles the holder thereof upon exercise to one Share at a price of $0.70 per Share until February 24, 2001. The Debentures, the Shares, the Warrants and the Four-Year Warrants are together referred to herein as the

"Securities". The Company desires to engage you as its placement agent (the "Agent") in connection with the Offering.

            The Debentures are to be issued pursuant to a supplemental indenture to be dated the Closing Date (as defined below) (the "Indenture") between the Company and IBJ Whitehall Bank and Trust Company, as Trustee (the "Trustee"). The Company will cause the Trustee to prepare and file with the United States Securities and Exchange Commission (the "SEC") a Statement of Eligibility under the Trust Indenture Act of 1939, as amended (the "1939 Act"), on Form T-1 (the "Form T-1"). The Warrants will be issued directly to Investors through the Agent. The Broker Warrants (as defined below) will be issued directly to the Agent.

            The closing of the Offering will occur on August 24, 1999 (the "Closing Date").

            The Over-Allotment Option may be exercised by the Agent only by written notice from the Agent to the Company, given within a period of two (2) calendar days after the date of this Agreement, setting forth the aggregate number of Optional Debentures or Optional Units, or both to be issued and sold on the Closing Date.

            The parties agree that no Securities will be offered to any resident of Ontario or any other province of Canada.

            The Agent agrees that it will notify the Investors that the Securities may not be resold through the facilities of the Toronto Stock Exchange or elsewhere in Canada for a period of 90 days from the Closing Date.

            The Company hereby confirms its agreements with the Agent as follows:

            1.    Agreement To Act As Placement Agent.

                  1.1 Placement Fee. On the basis of the representations, warranties and agreements of the Company herein contained and subject to all the terms and conditions of this Agreement, the Agent agrees to act as the Company's exclusive Agent, on a best efforts basis, in connection with the issuance and sale by the Company of the Securities. The Company shall pay to the Agent in the aggregate 2.75% (the "Agent's Fee") of the gross proceeds received by the Company from the sale of the Securities in the Offering upon Closing, and an additional 2.75% of the gross proceeds received by the Company from the sale of the Securities upon completion of the acquisition of the Bogoso Gold Mine (as described in the Prospectus) (the "Bogoso Acquisition") by December 10, 1999 (the "Bogoso Acquisition Date").

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

                  1.2 Broker Warrants. The Company shall issue to the Agent 50,000 broker warrants (the "Broker Warrants") for each $1 million of gross proceeds received by the Company from the sale of the Securities in the Offering on the Closing Date, each of which Broker Warrants is exercisable by the Agent for 12 months from the Closing Date at a price of $0.70 per Broker Warrant. In addition, upon completion of the Bogoso Acquisition, the Company shall issue to the Agent a further 50,000 Broker Warrants for each $1 million of gross proceeds received by the Company from the sale of the Securities in the Offering each of which Broker Warrant is exercisable by the Agent for 12 months from the Closing Date at a price of Cdn.$0.70 per Broker Warrant. Each Broker Warrant entitles the Agent to obtain one Share upon exercise of the Broker Warrant.

            2. Delivery and Payment. On or prior to the Closing Date, the Company, the Agent and IBJ Whitehall Bank and Trust Company, as escrow agent (the "Escrow Agent") shall enter into an escrow agreement in customary form mutually acceptable to the Company, the Agent, and the Escrow Agent (the "Escrow Agreement"), pursuant to which an escrow account will be established, at the Company's expense, for the benefit of the Investors (the "Escrow Account"). The Agent will deposit or cause to be deposited on behalf of the Investors into the Escrow Account an amount (the "Escrow Amount") at the Closing Date, representing 50% of the gross proceeds of the Offering, and the Company will deposit the Securities into the Escrow Account. The Escrow Agent shall hold (a) the Escrow Amount and all interest and other amounts earned thereon (collectively, the "Escrow Funds") and (b) the Securities, in escrow pursuant to the Escrow Agreement, in the Escrow Account. The Escrow Agreement will provide that in the event the Bogoso Acquisition is completed on or before the Bogoso Acquisition Date, the Escrow Agent, upon prompt notice from the Company and the Agent, will, immediately before completion of the Acquisition (a) arrange to release the Escrow Funds from the Escrow Account to the Company by way of wire transfer of immediately available funds, to an account to be specified by the Company and
(b) arrange to release from the Escrow Account to each of the Investors the amount of Debentures, Four- Year Warrants and Units purchased by each respective Investor, and to deliver or cause to be delivered such Debentures, Four-Year Warrants and Units to each respective Investor.

            In the event that the Bogoso Acquisition is not completed on or before the Bogoso Acquisition Date, each Investor will receive its portion of funds placed in the Escrow Account attributable to Units, together with interest from the Closing Date, and the Investor's proportionate interest in 50% of the Units in the Escrow Account. The portion of the Escrow Amount derived from the sale of the Debentures will be delivered to the Company and the Company will deliver to each Investor that Investor's proportionate share of the Debentures and that Investor's proportionate interest in 50% of the Four-Year Warrants in the Escrow Account. The Company will then be required to repurchase 50% of the principal amount of the Debentures (on a pro rata basis) pursuant to a special mandatory redemption of a purchase price equal to the principal amount being repurchased, plus accrued and unpaid interest. Each

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

Investor's remaining proportionate interest in the remaining Units and Four-Year Warrants will then be returned to the Company for cancellation.

            3. Representations and Warranties of the Company. The Company hereby represents and warrants to the Agent as follows:

                  3.1 Registration Statement and Prospectus. The Company has filed with the SEC a registration statement on Form S-3 (file number 333-33237), which has become effective, for the registration under the Securities Act of 1933, as amended (the "1933 Act"), of the Securities. Such registration statement, as amended at the date of this Agreement, meets the requirements set forth in Rule 415(a)(1) of the SEC under the 1933 Act and complies in all other material respects with Rule 415(a)(1) of the SEC. The Company proposes to file with the SEC pursuant Rule 424(b)(5) of the SEC under the 1933 Act a supplement to the form of prospectus included in such registration statement relating to the Securities and the plan of distribution thereof and has previously advised the Agent of all further information (financial and other) with respect to the Company to be set forth therein. The Company will not file any other amendment of such registration statement or such prospectus or any supplement to such prospectus on or after the date of this Agreement and prior to the Closing Date, except with your approval (such registration statement, including financial statements and exhibits, as amended at the date of this Agreement, is hereinafter called the "Registration Statement"; such prospectus in the form in which it appears in the Registration Statement is hereinafter called the "Basic Prospectus", and such supplement to the Basic Prospectus, in the form in which it shall be filed with the SEC pursuant to Rule 424(b)(5) of the SEC under the 1933 Act (including the Basic Prospectus as so supplemented), is hereinafter called the "Prospectus". Any preliminary form of the Prospectus which has heretofore been filed pursuant to Rule 424(b)(5) of the SEC under the 1933 Act is hereinafter called a "Preliminary Prospectus". Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the 1933 Act or the Securities Exchange Act of 1934 (the "1934 Act") on or before the date of this Agreement or the issue date of the Basic Prospectus, any Preliminary Prospectus or the Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to include the filing or any document under the 1933 Act or the 1934 Act after the date of this Agreement, or the issue date of the Basic Prospectus, any Preliminary Prospectus or the Prospectus, as the case may be, and deemed to be incorporated therein by reference).

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

                  3.2 As at the date hereof, (i) the authorized capital of the Company consists of an unlimited number of common shares and preferred shares and (ii) the issued capital of the Company consists solely of 29,638,231 common shares.

                  3.3 The Company (i) has been duly amalgamated and is validly existing and in good standing under the laws of Canada; (ii) has all requisite corporate power and authority to carry on its business as now conducted and as described in the Registration Statement and the Prospectus and to own, lease and operate its properties and assets; and
      (iii) has all required corporate power and authority to create, issue and sell the Securities, to enter into this Agreement and to carry out the provisions of this Agreement.

                  3.4 Guyanor Ressources S.A. (the "Subsidiary") is a "significant subsidiary" of the Company (as such term is defined in Rule 1-02 of Regulation S-X), the securities of which Subsidiary the Company holds free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances, claims and demands whatsoever.

                  3.5 The Subsidiary (i) has been duly incorporated and organized and is validly existing under the laws of its jurisdiction of incorporation and (ii) has all requisite corporate power and authority to carry on its business as now conducted (including its exploration and/or mining activities) and to own, lease and operate its properties and assets.

                  3.6 Each of the Company and the Subsidiary is conducting its business in material compliance with all applicable laws, rules and regulations of each jurisdiction in which its business is carried on and is duly licensed, registered or qualified in all jurisdictions in which it owns, leases or operates its property or carries on business to enable its business to be carried on as now conducted and its property and assets to be owned, leased and operated and all such licenses, registrations and qualifications are and will at the Closing Date be valid, subsisting and in good standing, except in respect of matters which do not and will not result in any material adverse change to the business, business prospects or condition (financial or otherwise) of the Company and its subsidiaries, on a consolidated basis, and except for the failure to be so qualified or the absence of any such license, registration or qualification which does not and will not have a material adverse affect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and its subsidiaries, on a consolidated basis.

                  3.7 Except as disclosed in the Prospectus and the warrants issued or issuable to Elliott Associates L.P. ("Elliott") pursuant to the credit facility dated May 5, 1999 between the Company and Elliott (the "Elliott Warrants"), no person has any agreement or option or right or privilege capable of becoming an agreement for the purchase, subscription or issuance of any unissued shares, securities or warrants of the Company or any of the Subsidiaries.

                  3.8 The financial statements included or incorporated by reference in the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with Canadian generally accepted accounting principles ("Canadian GAAP") (or, in the case of Bogoso Gold Limited, in conformity with accounting principles generally accepted and in compliance with the Ghana Company Code 1963 (Act
      179)) applied on a consistent basis throughout the periods involved. The reconciliation of such financial statements to United States generally accepted accounting principles ("U.S. GAAP"), as set forth in Note 15 to such financial statements (or, in the case of the financial statements of Bogoso Gold Limited, as set forth in Note 22 to such financial statements), conforms to the requirements of Item 18 of Form 20-F under the 1934 Act. The supporting schedules, if any, included or incorporated by reference in the Registration Statement present fairly in accordance with Canadian GAAP the information required to be stated therein.

                  3.9 The pro forma financial statements and the related notes thereto included or incorporated by reference in the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the SEC's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

                  3.10 There is no action, proceeding or investigation (whether or not purportedly by or on behalf of the Company or any of its subsidiaries) pending or, to the knowledge of the Company and its respective directors and officers, threatened against or affecting the Company (including any of its predecessor companies) or any of its subsidiaries at law or in equity (whether in any court, arbitration or similar tribunal) or before or by any United States or Canadian federal, provincial, state, municipal or other governmental department, commission, board or agency, domestic or foreign, which is required to be disclosed in the Registration Statement, which in any way materially adversely affects the Company and its subsidiaries, on a consolidated basis, or the condition (financial or otherwise) of the Company and its subsidiaries, on a consolidated basis, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement.

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

                  3.11 Neither the Company nor any of its subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any subsidiary is subject (collectively, "Agreements and Instruments") except for such defaults that would not materially adversely affect the Company and its subsidiaries, on a consolidated basis, or the condition (financial or otherwise) of the Company and its subsidiaries, on a consolidated basis; and the execution and delivery of this Agreement by the Company, the performance and compliance with the terms of this Agreement, the Indenture and the Securities and the consummation of the transactions contemplated herein and in the Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use of Proceeds" and the issuance of the Shares to be issued as part of the Units, the issuance of the Shares issuable upon conversion of the Debentures, the issuance of the Shares issuable upon the exercise of the Warrants, the issuance of the Shares issuable upon exercise of the Four-Year Warrants and the issuance and sale of the Shares issuable upon the exercise of the Broker Warrants) and compliance by the Company with its obligations hereunder and under the Debentures, the Warrants, the Four-Year Warrants, the Broker Warrants and the Indenture and the Securities have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company of any subsidiary pursuant to, the Agreements and Instruments (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not materially adversely affect the Company and its subsidiaries, on a consolidated basis, or the condition (financial or otherwise) of the Company and its subsidiaries, on a consolidated basis), nor will such action result in a violation of the provisions of the charter or by-law of the Company or any subsidiary or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of their assets, properties or operations. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such person's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any subsidiary.

                  3.12 PricewaterhouseCoopers LLP, the auditors of the Company who audited the financial statements of the Company are independent public accountants as required by 1933 Act.

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

                  3.13 The Company and the Subsidiaries have filed all United States federal, state and local, and Canadian federal, provincial, and local and foreign tax returns that are required to be filed or have requested extensions thereof (except in any case in which the failure so to file would not have a material adverse effect on the assets and properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and its subsidiaries, on a consolidated basis, and have paid all taxes required to be paid by them and any other assessment, fine or penalty levied against them, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith.

                  3.14 Neither the United States Internal Revenue Service, Revenue Canada, Customs, Taxation and Excise, nor any other taxation authority has asserted or, to the best of the Company's knowledge, threatened to assert any reassessment, claim or liability for taxes due or to become due in connection with any review or examination of the tax returns of the Company or any of its subsidiaries filed for any year which would have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and its subsidiaries, on a consolidated basis.

                  3.15 The Debentures will be in the form contemplated by, and entitled to the benefits of, the Indenture.

                  3.16 The attributes of the Shares, the Debentures, the Four-Year Warrants, the Warrants, the Broker Warrants and the Indenture will conform in all material respects with their descriptions thereof in the Prospectus; the Shares to be issued as part of the Units, the Shares to be issued upon conversion of the Debentures, and the Shares to be issued upon exercise of each of the Warrants, the Four-Year Warrants and the Broker Warrants, and all other shares of capital stock of the Company have been duly authorized for issuance and sale by the Agent pursuant to this Agreement and (in the case of the Debentures) the Indenture.

                  3.17 Upon issuance and delivery by the Company pursuant to this Agreement and (in the case of the Debentures) the Indenture against payment of the consideration set forth herein, each of the Shares to be issued as part of the Units, and the Debentures, the Warrants, the Four-Year Warrants and the Broker Warrants will be validly issued, fully paid and non-assessable, and will be enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law); the securityholders of the Company have no pre-emptive rights with respect to any of the Securities.

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

                  3.18 Upon issuance and delivery of the Debentures in accordance with this Agreement and the Indenture, the Debentures will be convertible at the option of the holder thereof for Shares in accordance with the terms of the Debentures and the Indenture. The Shares issuable upon conversion of the Debentures have been duly authorized and reserved for issuance upon such conversion by all necessary corporate action and such Shares, when issued upon such conversion, will be validly issued and will be fully paid and non-assessable; no holder of such Shares will be subject to personal liability by reason of being such a holder; and the issuance of such Shares upon such conversion will not be subject to the preemptive or other similar rights of any securityholder of the Company.

                  3.19 Upon issuance and delivery by the Company of the Warrants in accordance with this Agreement, the Warrants will, subject to certain conditions, be exercisable at the option of the holder thereof for Shares in accordance with the terms of the Warrants. The Shares issuable upon exercise of the Warrants have been duly authorized and reserved for issuance upon such issuance by all necessary corporate action and such Shares, when issued upon such exercise, will be validly issued and will be fully paid and non-assessable; no holder of such Shares will be subject to personal liability by reason of being such a holder; and the issuance of such Shares upon such exercise will not be subject to the preemptive or other similar rights of any securityholder of the Company.

                  3.20 Upon issuance and delivery of the Broker Warrants by the Company in accordance with this Agreement, the Broker Warrants will, subject to certain conditions, be exercisable at the option of the holder thereof for Shares in accordance with the terms of the Broker Warrants. The Shares issuable upon exercise of the Broker Warrants have been duly authorized and reserved for issuance upon such exercise by all necessary corporate action and such Shares, when issued upon such exercise, will be validly issued and will be fully paid and non-assessable; no holder of such Shares will be subject to personal liability by reason of being such a holder; and the issuance of such Shares upon such exercise will not be subject to the preemptive or other similar rights of any securityholder of the Company.

                  3.21 Upon issuance and delivery of the Four-Year Warrants by the Company in accordance with this Agreement, the Four-Year Warrants will, subject to certain conditions, be exercisable at the option of the holder thereof for Shares in accordance with the terms of the Four-Year Warrants. The Shares issuable upon exercise of the Four-Year Warrants have been duly authorized and reserved for issuance upon such exercise by all necessary corporate action and such Shares, when issued upon such exercise, will be validly issued and will be fully paid and non-assessable; no holder of such Shares will be subject to personal liability by reason of being such a holder; and the issuance of such Shares upon such exercise will not be subject to the preemptive or other similar rights of any securityholder of the Company.

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

                  3.22 Other than the Agent, there is no person acting or purporting to act at the request of the Company who is entitled to any brokerage or agency fee payable by the Company in connection with the transactions contemplated herein.

                  3.23 No consent, approval, authorization, or order of, or filing with, any governmental agency or body having jurisdiction over the Company or any court having jurisdiction over the Company is required to be obtained or made by the Company for the consummation of the transactions contemplated by this Agreement in connection with the sale of the Securities, except such as have been obtained and made, or shall have been obtained and made by the Closing Date, under the 1933 Act and the Canada Business Corporations Act and such as may be required under state or foreign securities laws.

                  3.24 There are no contracts or documents which are required to be described in the Registration Statement, the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required.

                  3.25 The Company is not and, after giving effect to the Offering, will not be an "investment company" as defined in the Investment Company Act of 1940 (the "1940 Act").

                  3.26 As of the date the Registration Statement became effective, the Company was eligible to register the Securities on Form S-3 under the 1933 Act pursuant to the standards for such Form prior to October 21, 1992.

                  3.27 Except as disclosed in the Registration Statement and the Prospectus, and except as would not, singly or in the aggregate, result in a material adverse affect for the Company and its subsidiaries, on a consolidated basis, or the condition (financial or otherwise) of the Company and its subsidiaries, on a consolidated basis, (i) neither the Company nor, to the Company's knowledge, information and belief after due inquiry, Bogoso Gold Limited is in violation of any statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof in any jurisdiction in which the Company, any of its subsidiaries or, to the Company's knowledge, information and belief after due inquiry, Bogoso Gold Limited operate, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or

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

      handling of Hazardous Materials (collectively, "Environmental Laws"), (ii) the Company, its subsidiaries and, to the Company's knowledge, information and belief after due inquiry, Bogoso Gold Limited have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (iii) there are no pending or, to its knowledge, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations or proceedings relating to any Environmental Law against the Company, its subsidiaries or to the Company's knowledge, information and belief after due inquiry, Bogoso Gold Limited and (iv) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company, its subsidiaries or to the Company's knowledge, information and belief after due inquiry, Bogoso Gold Limited relating to Hazardous Materials or any Environmental Laws.

                  3.28 To the Company's knowledge, information and belief, after due inquiry, there are no expropriations or similar proceedings or any material challenges to title or ownership, actual or threatened, of which Bogoso Gold Limited has received notice against the mining claims and mining rights contemplated in the Prospectus.

                  3.29 Except as has been provided to the Agent, the Company is not aware of any environmental audit, evaluation, assessment, study or test relating to any property in which the Company and its subsidiaries have a direct or indirect interest.

                  3.30 The Company has filed a report on Form 12b-25 under the United States Securities Exchange Act of 1934, as amended, (the "1934 Act") with respect to its quarterly report on Form 10-Q for the period ended June 30, 1999.

            4. Covenants of the Company. The Company covenants and agrees as follows:

                  4.1 The Company will cause the Prospectus to be filed with, or mailed for filing by first class certified or registered mail, to the SEC pursuant to Rule 424(b)(5) of the SEC under the 1933 Act and, if so mailed for filing, will cause the Prospectus to be filed with the SEC pursuant to the Rule 424(b)(5) of the SEC. The Company agrees promptly to advise the Agent in writing (i) when the Prospectus shall have been filed with, or mailed for filing to, the SEC pursuant to Rule 424(b)(5) of the SEC under the 1933 Act, (ii) of any request by the SEC for any amendment of the Registration Statement or amendment of or supplement to the Prospectus or for additional information and (iii) of any issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or of the initiation of any proceedings for that purpose. The Company will use every reasonable effort to prevent the issuance of a stop order and, if any such order shall, at any time, be issued, to obtain the withdrawal thereof at the earliest possible moment.

                  4.2 When the Prospectus is filed with, or mailed for filing to, the SEC pursuant to Rule 424(b)(5) of the SEC under the 1933 Act, and at all times subsequent thereto up to and including the Closing Date, the Registration Statement will comply in all material respects with the provisions of the 1933 Act and the rules and regulations of the SEC thereunder and will not contain any untrue statement of a material fact and will not omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and when the Prospectus is filed with, or mailed for filing to, the SEC pursuant to Rule 424(b)(5) of the SEC under the 1933 Act, and at all times subsequent thereto up to and including the Closing Date, the Prospectus (and the Prospectus as amended or supplemented, if the Company shall have filed with, or mailed for filing to, the SEC any amendment thereto or supplement thereto) and any documents incorporated therein by reference at the time of filing will comply in all material respects with the provisions of the 1933 Act and the rules and regulations of the SEC thereunder and will not contain any untrue statement of a material fact and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  4.3 The Company agrees not to issue or sell any Shares or financial instruments convertible or exchangeable into Shares, other than pursuant to this Agreement, previously issued warrants, and incentive stock options, until 180 days after the Closing Date, without the prior consent of the Agent, which consent may not be unreasonably withheld or delayed.

                  4.4 The Company will use its reasonable best efforts to obtain the necessary regulatory consents from the American Stock Exchange and the Toronto Stock Exchange for the listing of the Common Shares on such conditions as are acceptable to the Agent and the Company, acting reasonably.

                  4.5 The Company will use its reasonable best efforts to arrange for the listing of the Debentures on a stock exchange in Canada upon their issue or as soon as thereafter practical.

                  4.6 The Company shall make generally available to its securityholders and to the Agent as soon as practicable, an earnings statement (which need not be audited) of the Company, covering the 12-month period beginning at the end of the fiscal quarter of the Company during which the "effective date" (as defined in Rule 158 under the 1933
      Act) occurs, which shall satisfy the provisions of Section 11(a) of the Securities Act. The Company may satisfy this requirement by complying with Rule 158 under the 1933 Act.

                  4.7 The Company shall furnish to the Agent and counsel for the Agent, without charge, three signed copies of the Registration Statement (including all exhibits thereto and amendments thereof) and to the Agent a copy of the Registration Statement (without exhibits thereto) and so long as delivery of a prospectus by the Agent or dealer may be required by the 1933 Act or the promulgated under the 1934 Act, as many copies of any preliminary prospectus and the Prospectus and any amendments thereof and supplements thereto as the Agent may reasonably request.

                  4.8 The Company shall file or cause to be filed its quarterly report on Form 10-Q for the period ended June 30, 1999 within the time period prescribed by Form 12b-25 under the 1934 Act.

            5. Conditions of the Investors' Obligations. The following are conditions of the Investors' obligations to close the purchase of the Securities from the Company as contemplated hereby and of the Agent to perform its obligations hereunder, which conditions the Company covenants to exercise its best efforts to have fulfilled at or prior to the Closing Date, which conditions may be waived in writing in whole or in part by the Agent on its own behalf and on behalf of the Investors:

                  5.1 The Company shall have made and/or obtained the necessary filings, approvals, consents and acceptances to or from, as the case may be, the Toronto Stock Exchange required to be made or obtained by the Company in connection with the Offering, on terms which are acceptable to the Company and the Agent, acting reasonably, prior to the Closing Date, it being understood that the Agent will do all that is reasonably required to assist the Company to fulfil this condition.

                  5.2 The Shares shall have been conditionally accepted for listing by the American Stock Exchange, subject to official notice of issuance, and the Toronto Stock Exchange, subject to the usual conditions, and will, as soon as possible following their issue and the satisfaction of such conditions, be posted for trading on the American Stock Exchange and the Toronto Stock Exchange.

                  5.3 No stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the SEC, and any request on the part of the SEC for additional information shall have been complied with to the reasonable satisfaction of counsel to the Agent.

                  5.4 The Company's board of directors shall have authorized and approved this Agreement, the Indenture and other agreements pursuant to which the Securities are to be issued, the issuance of the Securities and all matters relating to the foregoing.

                  5.5 The Company shall deliver a certificate of the Company under its corporate seal and signed on behalf of the Company by such senior officers and/or directors of the Company as may be acceptable to the Agent, acting reasonably, addressed to the Agent and dated the date of the Closing Date, in form and content satisfactory to the Agent's counsel, acting reasonably, certifying that:

                  (i) To the knowledge of such officers, no order ceasing or suspending trading in any securities of the Company or prohibiting the sale of the Securities or any of the Company's issued securities has been issued and no proceedings for such purpose are pending or threatened.

                  (ii) To the knowledge of such officers, there has been no adverse material change (actual, proposed or prospective, whether financial or otherwise) in the business, affairs, operations, assets, liabilities (contingent or otherwise) or capital of the Company and its subsidiaries, on a consolidated basis, which has not been generally disclosed.

                  (iii) The representations and warranties of the Company
                        contained in this Agreement are true and correct at the Closing Date, with the same force and effect as if made by the Company as at the Closing Date after giving effect to the transactions contemplated hereby.

                  (iv) The Company has complied with all the covenants and satisfied all the terms and conditions of this Agreement on its part to be complied with or satisfied at or prior to the Closing Date.

                  5.6 The Agent shall have received an opinion, dated the Closing Date, of Paul, Weiss, Rifkind, Wharton & Garrison, United States counsel for the Company, to the effect that:

                  (i) Under any provision of law or regulation of the State of New York or the United States applicable to the Company (in each case which are normally applicable to the transactions that are contemplated by this Agreement), no consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance or sale of the Securities by the Company, or in connection with the due authorization, execution and delivery of this Agreement, the Debentures, the Warrants, the Four-Year Warrants, the Broker Warrants or the Indenture, except such as have been obtained and made under the 1933 Act and such as may be required under state securities laws.

                  (ii) The Registration Statement and any amendments thereof have become and are effective and the Registration Statement, the Prospectus, as of their respective effective or issue dates, appear on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act, and the rules and regulations of the SEC thereunder (except that no opinion need be expressed as to financial statements, financial statement schedules and other financial and statistical data).

                  (iii) The Debentures, the Warrants, the Four-Year Warrants and the Shares are registered under the 1933 Act. To the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened.

                  (iv) Assuming that (A) the Company has all requisite corporate power and authority to execute, deliver and perform its obligations under the Indenture, (B) the Indenture has been duly authorized by the Company, (C) the Indenture constitutes a legal, valid and binding agreement under the laws of Canada, and (D) the Indenture has been duly authorized, executed and delivered by the Trustee, to the extent that New York law is applicable (i) the Indenture has been delivered and executed by the Company, and (ii) the Indenture constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

                  (v) The Debentures are in the form contemplated by the Indenture. Assuming that (A) the Company has all requisite corporate power and authority to execute, deliver and perform its obligations under the Debentures, (B) the Debentures have been duly authorized by the Company and would constitute a legal, valid and binding agreement under the laws of Canada, and (C) the Debentures have been duly authenticated by the Trustee in the manner described in its certificate delivered to the Agent today (which fact such counsel need not determine and have not determined, by an inspection of the Debentures),

                  (i) to the extent that New York law is applicable the Debentures have been executed and delivered by the Company and
                  (ii) the Debentures constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

                  (vi) Assuming that (A) the Company has all requisite corporate power and authority to execute, deliver and perform its obligations under the Warrants and (B) the Warrants have been duly authorized by the Company and would constitute a legal, valid and binding agreement under the laws of Canada, to the extent that New York law is applicable (i) the Warrants have been duly executed and delivered by the Company and (ii) the Warrants constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

                  (vii) Assuming that (A) the Company has all requisite corporate power and authority to execute, deliver and perform its obligations under the Broker Warrants and (B) the Broker Warrants have been duly authorized by the Company and would constitute a legal, valid and binding agreement under the laws of Canada, to the extent that New York law is applicable (i) the Broker Warrants have been duly executed and delivered by the Company and (ii) the Broker Warrants constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

                  (viii)Assuming that (A) the Company has all requisite corporate power and authority to execute, deliver and perform its obligations under the Four-Year Warrants and (B) the Four-Year Warrants have been duly authorized by the Company and would constitute a legal, valid and binding agreement under the laws of Canada, to the extent that New York law is applicable (i) the Four-Year Warrants have been duly executed and delivered by the Company and (ii) the Four-Year Warrants constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

                  (ix) The Warrants, the Four-Year Warrants, the Broker Warrants and the Indenture conform in all material respects to the descriptions thereof contained in the Prospectus, and the Debentures comply with the provisions of the Indenture.

                  (x) The description in the Prospectus (A) under the captions "Use of Proceeds--Escrow Arrangements", "Certain United States Federal Income Tax Considerations," and "Description of Securities" and (B) in the Registration Statement in Item 14 and Item 15, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings governed by New York law and referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein.

                  (xi) (A) the Company has all requisite power and authority to execute, deliver and perform its obligations under this Agreement and (B) assuming authorization under Canadian law, to the extent that New York law is applicable this Agreement has been duly executed and delivered by the Company.

                  (xii) The Company is not, and upon the issuance and sale of the Securities and the Broker Warrants as herein contemplated and the application of the net proceeds therefrom as described under "Use of Proceeds" in the Prospectus will not be, an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the 1940 Act.

                  (xiii)The Indenture has been duly qualified under the 1939
                  Act.

                  (xiv) Assuming that (A) the Company has all requisite corporate power and authority to execute, deliver and perform its obligations under the Escrow Agreement and (B) the Escrow Agreement has been duly authorized by the Company and would constitute a legal, valid and binding agreement under the laws of Canada, to the extent that New York law is applicable (i) the Escrow Agreement has been duly executed and delivered by the Company and (ii) the Escrow Agreement constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

                  (xv) The Shares to be issued as part of the Units, the Shares to be issued upon conversion of the Debentures, the Shares to be issued upon exercise of the Warrants, the Shares to be issued upon the exercise of the Four-Year Warrants and the Shares to be issued upon exercise of the Broker Warrants have been duly approved for listing on the American Stock Exchange, subject to satisfaction of such conditions required by such stock exchange.

            In rendering such opinion, in the event that no written order has been issued by the SEC, such counsel may state that they relied solely on the oral advice of the Staff of the SEC to the effect that there are no stop orders suspending the effectiveness of the Registration Statement. For purposes of paragraph (ii) hereof, such counsel may assume that the statements made in the Registration Statement and the Prospectus are complete and correct. Such counsel may state that their opinion is limited to matters governed by the laws of the State of New York and the federal law of the United States.

                  5.7 The Agent shall have received an opinion, dated the Closing Date, of Koffman Kalef, Canadian counsel for the Company, to the effect that:

                  (i) The Company has been duly amalgamated and is a valid and subsisting corporation under the laws of Canada.

                  (ii) The Company has all requisite corporate power and corporate capacity to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus and to enter into and perform its obligations under this Agreement.

                  (iii) The authorized, issued and outstanding share capital of the Company is as set forth in the Registration Statement and the Prospectus; the shares of issued and outstanding capital of the Company have been duly authorized and validly issued as fully paid and non-assessable; and none of the outstanding shares in the capital of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company.

                  (iv) To the extent governed by Canadian law, this Agreement has been duly authorized, executed and delivered by the Company.

                  (v) The Company has all requisite corporate power and corporate capacity to execute, deliver and perform its obligations under the Indenture and, to the extent governed by Canadian law, the Indenture has been duly authorized, executed and delivered by the Company.

                  (vi) The Company has all requisite corporate power and corporate capacity to execute, deliver and perform its obligations under the Debentures; to the extent governed by Canadian law, the Debentures have been duly authorized, executed and delivered by the Company.

                  (vii) The form and terms of the Debentures have been duly authorized, approved and adopted by the Company and comply with any applicable requirements of the constating documents and by-laws of the Company and with the requirements of the Canada Business Corporations Act.

                  (viii)Upon issuance and delivery of the Debentures in accordance with this Agreement and the Indenture, the Debentures will be convertible at the option of the holder thereof for Shares in accordance with the terms of the Debentures and the Indenture; the Shares issuable upon conversion of the Debentures have been duly authorized and reserved for issuance upon such conversion by all necessary corporate action; such Shares, when issued upon such conversion, will be validly issued as fully paid and non-assessable and no holder of such Shares is or will be subject to personal liability by reason of being such a holder.

                  (ix) The Company has all requisite corporate power and corporate capacity to execute, deliver and perform its obligations under the Warrants; to the extent governed by Canadian law, the Warrants have been duly authorized, executed and delivered by the Company.

                  (x) The Company has all requisite corporate power and corporate capacity to execute, deliver and perform its obligations under the Four- Year Warrants; to the extent governed by Canadian law, the Four-Year Warrants have been duly authorized, executed and delivered by the Company.

                  (xi) The form and terms of the Warrants have been duly authorized, approved and adopted by the Company and comply with any applicable requirements of the constating documents and by-laws of the Company and with the requirements of the Canada Business Corporations Act;

                  (xii) The form and terms of the Four-Year Warrants have been duly authorized, approved and adopted by the Company and comply with any applicable requirements of the constating documents and by-laws of the Company and with the requirements of the Canada Business Corporations Act;

                  (xiii)Upon issuance and delivery of the Warrants in accordance with this Agreement and the terms of the Warrants, the Warrants may be exercised at the option of the holder thereof for Shares in accordance with the terms of the Warrants; the Shares issuable upon exercise of the Warrants have been duly authorized and reserved for issuance upon such exercise by all necessary corporate action; such Shares, when issued upon such exercise, will be validly issued as fully paid and non-assessable and no holder of such Shares is or will be subject to personal liability by reason of being such a holder.

                  (xiv) Upon issuance and delivery of the Four-Year Warrants in accordance with this Agreement and the terms of the Four-Year Warrants, the Four-Year Warrants may be exercised at the option of the holder thereof for Shares in accordance with the terms of the Four-Year Warrants; the Shares issuable upon exercise of the Four-Year Warrants have been duly authorized and reserved for issuance upon such exercise by all necessary corporate action; such Shares, when issued upon such exercise, will be validly issued as fully paid and non-assessable and no holder of such Shares is or will be subject to personal liability by reason of being such a holder.

                  (xv) The Company has all requisite corporate power and corporate capacity to execute, deliver and perform its obligations under the Broker Warrants; to the extent governed by Canadian law, the Broker Warrants have been duly authorized, executed and delivered by the Company.

                  (xvi) The form and terms of the Broker Warrants have been duly authorized, approved and adopted by the Company and comply with any applicable requirements of the constating documents and by-laws of the Company and with the requirements of the Canada Business Corporations Act.

                  (xvii)Upon issuance and delivery of the Broker Warrants in accordance with this Agreement and the terms of the Broker Warrants, the Broker Warrants may be exercised at the option of the holder thereof for Shares in accordance with the terms of the Broker Warrants; the Shares issuable upon exercise of the Broker Warrants have been duly authorized and reserved for issuance upon such exercise by all necessary corporate action; such Shares, when issued upon such exercise, will be validly issued as fully paid and non-assessable and no holder of such Shares is or will be subject to personal liability by reason of being such a holder.

                  (xviii)The Shares to be issued as part of the Units have been duly authorized and, when issued and delivered pursuant to this Agreement, will be duly and validly issued as fully paid.

                  (xix) The Shares to be issued as part of the Units, the Shares to be issued upon conversion of the Debentures, the Shares to be issued upon exercise of the Warrants, the Shares to be issued upon the exercise of the Four-Year Warrants and the Shares to be issued upon exercise of the Broker Warrants have been duly approved for listing on the Toronto Stock Exchange, subject to satisfaction of such conditions required by such stock exchange.

                  (xx) None of the issuance of the Shares to be issued as part of the Units, the issuance of Shares issuable upon conversion of the Debentures, the issuance of Shares issuable upon exercise of the Warrants, the issuance of Shares issuable upon exercise of the Four-Year Warrants or the issuance of Shares issuable upon exercise of the Broker Warrants is subject to the preemptive or other similar rights of any securityholder of the Company; except as such rights are granted pursuant to the Elliott Warrants and except as disclosed in the Registration Statement and the Prospectus, there is no outstanding subscription, option, warrant or other right calling for the issuance of any share in the capital of the Company or any security convertible into, exercisable for or exchangeable for any Shares, of which counsel is aware.

                  (xxi) The statements (A) in the Prospectus under the caption "Certain Canadian Federal Income Tax Considerations" and (B) in the Registration Statement in Item 15, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, are accurate in all material respects and fairly summarize the matters referred to therein.

                  (xxii)The Indenture has been exempted by the Director, Industry Canada from the application of Part VIII of the Canada Business Corporations Act and no registration, filing or recording of the Indenture under the laws of Canada or the Province of British Columbia is necessary in order to preserve or protect the validity or enforceability of the Indenture or the Debentures issued thereunder.

                  (xxiii)To the best of such counsel's knowledge, no order having the effect of ceasing or suspending the distribution of the Securities has been issued by any securities commission or securities regulatory authority in Canada and no proceedings for that purpose have been instituted or are pending or contemplated.

                  (xxiv)The Company has all requisite corporate power to execute, deliver and perform its obligations under the Escrow Agreement and, to the extent governed by Canadian law, the Escrow Agreement has been duly authorized, executed and delivered by the Company.

                  5.8 At the time of the execution of this Agreement and on the Closing Date, the Agent shall have received from PricewaterhouseCoopers LLP one or more letters dated such date, in form and substance satisfactory to the Agent containing statements and information of the type ordinarily included in accountant's "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

      6.    Indemnification.

                  6.1 Indemnification of Agent. The Company agrees to indemnify and hold harmless the Agent and each person, if any, who controls the Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

                  (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in the Preliminary Prospectus (and not corrected in the Prospectus) or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 7.4 below) any such settlement is effected with the written consent of the Company; and

                  (iii) against any and all expense whatsoever, as incurred
                        (including the fees and disbursements of counsel chosen by the Agent), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

      provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Agent expressly for use in the Registration Statement (or any amendment thereto) or the Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto).

                  6.2. Indemnification of Company, Directors and Officers. The Agent agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement or the Prospectus, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 7.1 above, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or the Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by the Agent expressly for use in the Registration Statement (or any amendment thereto) or such Preliminary Prospectus or Prospectus (or any amendment or supplement thereto).

                  6.3. Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 7.1 above, counsel to the indemnified parties shall be selected by the Agent, and, in the case of parties indemnified pursuant to Section 7.2 above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 7 or
      Section 8 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent
      (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

                  6.4. Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 7.1(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

            7. Contribution. If the indemnification provided for in Section 7 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Agent on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Agent on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

                  The relative benefits received by the Company on the one hand and the Agent on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the total fees received by the Agent bear to the aggregate initial public offering price of the Securities as set forth on such cover.

                  The relative fault of the Company on the one hand and the Agent on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Agent and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  The Company and the Agent agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

                  Notwithstanding the provisions of this Section, the Agent shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities placed by it and distributed to the public were offered to the public exceeds the amount of any damages which the Agent would have otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

                  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  For purposes of this Section, each person, if any, who controls the Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Agent, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company.

            8.    Termination of Agreement.

                  8.1 The Agent may terminate this Agreement, by notice to the Company, at any time at or prior to Closing Date (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Agent, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the SEC, the American Stock Exchange or the Toronto Stock Exchange, or if trading generally on the American Stock Exchange, the New York Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the SEC, the NASD or any other governmental authority, or (iv) if a banking moratorium has been declared by either Federal or New York authorities.

                  8.2 If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 11 hereof, and provided further that Sections 4, 7 and 8 shall survive such termination and remain in full force and effect.

            9. Closing. The Offering will be completed on the Closing Date at the offices of the Company's counsel in the City of New York or such other place, date or time as may be mutually agreed to; provided that if the Company has not been able to comply with any of the covenants or conditions set out herein required to be complied with by the Closing Date or such other date and time as may be mutually agreed to, the respective obligations of the parties will terminate without further liability or obligation except for payment of expenses, indemnity and contribution provided for in this Agreement.

                  9.1 At the Closing Date, the Company shall deliver to the
      Agent:

                  (i) the requisite legal opinions, certificates and undertakings as contemplated above;

                  (ii)  the Broker Warrants; and

                  (iii) such further documentation as may be contemplated herein or as counsel to the Agent or the applicable regulatory authorities may reasonably require.

                  9.2 At the Closing Date, the Company shall deliver to the Escrow Agent certificates duly registered as the Investors may direct representing the Securities being purchased at the closing.

                  9.3 At the Closing Date, the Agent shall deliver the Escrow Amount to the Escrow Agent.

                  9.4 At the Closing Date, the Agent shall deliver to the Company a certified check in an amount equal to the amount by which 50% of the gross proceeds of the Offering exceeds the sum of (x) the Agent's Fee and (y) the Agent's reasonable estimate of the expenses payable by the Company to the Agent pursuant to Section 11 below.

                  9.5 All terms and conditions of this Agreement shall be construed as conditions and any breach or failure to comply with any such terms and conditions shall entitle the Agent to terminate its obligations under this Agreement by written notice to that effect given to the Company prior to the Closing Date. It is understood that the Agent may waive in whole or in part, or extend the time for compliance with, any of such terms and conditions on behalf of itself and the Investors without prejudice to its rights in respect of any such terms and conditions or any other subsequent breach or non-compliance, provided that to be binding on the Agent and the Investors, any such waiver or extension must be in writing.

            10. Expenses. All expenses reasonably incurred from time to time in connection with the Offering (including 50% of the reasonable fees and disbursements of the Agent's counsel, and all of the Agent's reasonable out-of-pocket expenses) of or incidental to the sale, issue or distribution of the Securities, the qualification for distribution of the Securities and to all matters in connection with the transactions herein set forth shall be borne by the Company (whether or not the Offering is completed). The Company covenants and agrees to fully reimburse the Agent from time to time for all such expenses immediately upon the receipt of one or more invoices.

            11. General Contract Provisions. Any notice or other communication to be given hereunder shall be in writing and shall be given by delivery or by telecopier, as follows:

if to the Company:

            Suite 3000
            1660 Lincoln Street
            Denver, Colorado 80264

            Attention:     Mr. Jim Askew
            Telecopier:    (303) 894-4613

with a copy to:

            Paul, Weiss, Rifkind, Wharton & Garrison
            1285 Avenue of the Americas
            New York, New York 10019-6064

            Attention:     Edwin S. Maynard, Esq.
            Telecopier:    (212) 757-3990

with a copy to:

            Koffman, Kalef
            Barristers and Solicitors
            885 West Georgia Street, 19th Floor
            Vancouver, British Columbia, V6C 3H4

            Attention:     Bernard Poznanski, Esq.
            Telecopier:    (604) 891-3788

or if to the Agent:

            TD Securities (USA) Inc.
            c/o TD Securities Inc.
            55 King Street West, 8th Floor
            Toronto Dominion Bank Tower
            Toronto-Dominion Centre
            Toronto, Ontario M5K 1A2

            Attention:  Greg McKnight
            Telecopier: (416) 983-3176

with a copy to:

            Shearman & Sterling
            Commerce Court West
            Suite 4405, 199 Bay Street
            P.O. Box 247
            Toronto, Ontario M5L 1E8

            Attention:  Brice T. Voran, Esq.
            Telecopier: (416) 360-2958

and, if so given, shall be deemed to have been given and received upon receipt by the addressee or a responsible officer of the addressee if delivered, or four hours after being telecopied and receipt confirmed during normal business hours at the location of the recipient, as the case may be. Any party may, at any time, give notice in writing to the others in the manner provided for above of any change of address or telecopier number.

            This Agreement and the other documents herein referred to constitute the entire Agreement between the Agent and the Company relating to the subject matter hereof and supersede all prior agreements between the Agent and the Company with respect to their respective rights and obligations in respect of the Offering.

            This Agreement may be executed by telecopier and in one or more counterparts which, together, shall constitute an original copy hereof as of the date first noted above.

            12. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of laws.

            13. Currency. Unless otherwise stated, all sums of money referred to in this Agreement are expressed in United States dollars.

            The Company hereby submits to the nonexclusive jurisdiction of the Federal and State courts in the Borough of Manhattan in the City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

            This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

            Please confirm that the foregoing correctly sets forth the agreement among us.

                                    Yours very truly,

                                    GOLDEN STAR RESOURCES LTD.


                                    Per: /s/ Louis O. Peloquin
                                         ---------------------
                                         Authorized Signing Officer


TD SECURITIES (USA) INC.


Per: /s/ Mario da Ponte
     ------------------
     Authorized Signing Officer

                                       31